Exhibit 99.1

ProText Mobility Chairman Confirms 831.3 Million Common Shares in SEC Filing — Chairman and CEO Reaffirm Zero Preferred Conversions, Unified Management Philosophy and Shareholder Solidarity

Guided by Ubuntu — “I Am Because You Are” — Chairman Dr. Ahmed Jamaloodeen reinforces his substantial personal investment, long-term ownership commitment and shared vision with TXTM shareholders as the Company advances institutional readiness, IFRS financial reporting, real-world asset infrastructure and regulated-exchange objectives

October 13, 2026 09:16 ET | Source: ProText Mobility, Inc.

JOHANNESBURG, South Africa, Oct.  13, 2026  (GLOBE NEWSWIRE) -- ProText Mobility, Inc. (OTC: TXTM) (“ProText” or the “Company”) today announces a significant management ownership and shareholder alignment update following the October 8, 2026, acceptance of a voluntary Form 4 filed with the United States Securities and Exchange Commission by its Chairman and President, Dr. Jamaloodeen.

The filing documents the Chairman’s direct beneficial ownership of:

831,301,460 TXTM COMMON SHARES, as of October 6, 2026.

This represents an increase of 55,646,456 common shares since May 20, 2026, when the Chairman reported ownership of 775,655,004 common shares.

The updated filing provides shareholders with a public record of the Chairman’s substantial personal investment in ProText Mobility and reinforces his continuing economic alignment with the Company’s common shareholders.

Importantly, the Chairman’s common shares were accumulated without converting his preferred securities into common stock.

Dr. Jamaloodeen further confirms that he has never sold any TXTM common shares.

The Company’s Chief Executive Officer, Mr. Dylon Du Plooy, has likewise never converted his preferred shares into common stock, according to management’s confirmation.

ZERO PREFERRED-SHARE CONVERSIONS BY THE CHAIRMAN.

ZERO PREFERRED-SHARE CONVERSIONS BY THE CEO.

Together, these actions reflect a unified management philosophy founded upon personal commitment, long-term ownership, capitalization discipline, institutional development and solidarity with the Company’s shareholders.

Beyond the ownership figures, the announcement provides an opportunity for management to reaffirm its relationship with the global shareholder community that has accompanied ProText Mobility throughout its development.

Central to this philosophy are three guiding principles:

UBUNTU — I AM BECAUSE YOU ARE.

SIMUNYE — WE ARE ONE.

RAOK — RANDOM ACTS OF KINDNESS.

These principles reflect management’s belief that sustainable enterprise development should be accompanied by shared responsibility, mutual respect, accountability and positive contributions to the communities in which people live and work.

ONE COMPANY. ONE MANAGEMENT PHILOSOPHY. ONE SHARED FUTURE.

1. A PERSONAL MESSAGE TO OUR SHAREHOLDERS — WE STAND TOGETHER

Chairman Dr. Jamaloodeen stated:

“Before discussing the number of shares I own, I want to acknowledge something far more important. Our shareholders. Many of you have accompanied us on this journey for years. You have followed our progress, studied our announcements, questioned our decisions, shared our vision and demonstrated extraordinary patience as we have worked to develop this enterprise. We recognise that patience has not always been easy. We recognise the expectations, uncertainties and frustrations that can accompany the development of a publicly traded company pursuing ambitious international objectives. We also recognise that behind every shareholder account is a person. A person who has made an investment decision, placed confidence in a vision and expects management to act responsibly. Whether you own a modest number of shares or a substantial position, your participation matters. Your confidence deserves respect. Your questions deserve answers. And your patience deserves meaningful execution. In Africa, we have a profound philosophy known as Ubuntu. I AM BECAUSE YOU ARE.

“It recognises that our individual journeys are connected, that our achievements are shaped by the contributions of others, and that leadership carries a responsibility toward the people whose confidence and participation make collective progress possible. That is how I view my relationship with the shareholders of ProText Mobility. I do not view management as standing on one side and shareholders on the other. We are fellow participants in the same enterprise, working toward a shared objective. Your investment is yours. My investment is mine. But our interests meet in the future of the Company we collectively own. That is why I have personally continued acquiring TXTM common shares. That is why I have not sold my common shares. That is why I have not converted my preferred shares. And that is why our Chief Executive Officer and I remain united in our management philosophy. We believe in the future of ProText Mobility, and we intend to demonstrate that belief through our actions. Our shareholders are not spectators in this journey. You are fellow owners of the enterprise we are working to build. Ubuntu reminds us that none of us undertakes this journey entirely alone.”

2. OWNERSHIP THROUGH ACTION — 831.3 MILLION COMMON SHARES

Since assuming leadership responsibilities at ProText Mobility, Dr. Jamaloodeen has consistently maintained that management’s commitment to shareholders should be demonstrated through measurable actions.

His continuing accumulation of TXTM common shares reflects that philosophy.

Rather than relying upon the conversion of preferred securities to increase his common-share holdings, the Chairman has continued acquiring existing common shares through OTC Markets transactions and private purchases from shareholders.

These acquisitions represent personal investment in the Company’s common equity.

The Chairman’s reported holdings now stand at 831,301,460 common shares, accumulated over an extended period.

Dr. Jamaloodeen explained:

“I believe leadership should carry responsibility alongside shareholders. When I invest my personal capital in TXTM common shares, I participate in the economic performance of the same class of common equity held by our public shareholders. I experience the consequences of changes in the market value of that investment, just as other common shareholders do. My decision to accumulate these shares has never been about seeking recognition for the number I hold. It is about demonstrating the depth of my commitment. I believe in ProText Mobility, its underlying assets, its technologies, its human capital and the international opportunities we are developing. I have chosen to participate personally in the long-term value we are working to create. I have not sold my TXTM common shares. I have not converted my preferred shares. My present intention is to remain substantially invested. These are deliberate decisions reflecting my confidence in the Company’s long-term direction.”

The Chairman emphasised that ownership and corporate leadership carry responsibilities extending beyond financial participation.

These include transparent communication, prudent decision-making, responsible governance, institutional development and sustained execution.

MANAGEMENT ALIGNMENT IS NOT SIMPLY A STATEMENT. IT IS DEMONSTRATED THROUGH ACTION.

3. UNIFIED MANAGEMENT PHILOSOPHY — CHAIRMAN AND CEO LEADING TOGETHER

ProText Mobility’s commitment to shareholder alignment extends beyond the Chairman’s personal investment philosophy.

Both Chairman and President Dr. Jamaloodeen and Chief Executive Officer Mr. Dylon Du Plooy have maintained a consistent record of not converting their respective preferred-share holdings into TXTM common stock.

Neither executive has exercised preferred-share conversion rights. Not once.

The CEO previously communicated his intention not to convert preferred securities in the Company’s October 31, 2025, shareholder announcement.

The Chairman’s October 8, 2026, SEC Form 4 further documents his substantial common-share ownership and separately discloses his continuing preferred-share holdings.

Together, these actions reinforce a unified management approach founded upon:

Long-term ownership and personal participation in corporate development.

Responsible management of the Company’s capital structure.

Preservation of shareholder interests through disciplined execution.

Development of underlying enterprise value rather than financial engineering.

Transparent corporate disclosures and institutional credibility.

Advancement of international opportunities and regulated-exchange objectives.

Dr. Jamaloodeen stated: “Our commitment to shareholders is not mine alone. Our Chief Executive Officer, Mr. Dylon Du Plooy, shares this philosophy. Neither of us has converted our preferred shares into common stock. Not once. This is not simply a statement of future intention. It is our demonstrated management record. We understand the responsibility that accompanies leadership of a publicly traded company. We believe in developing the underlying business, strengthening its assets, completing its financial reporting and advancing institutional opportunities. We want our progress to be measured by what we build, not merely by what we announce. Our leadership philosophy is based on mutual responsibility. Responsibility to the Company. Responsibility to its shareholders. And responsibility to the future we are working to create together.   Management and shareholders should move forward with a shared sense of purpose. That is the philosophy we intend to continue demonstrating through our actions.”

The Chairman and CEO presently intend to maintain their approach of not converting their preferred holdings as the Company progresses its corporate development programme.

The preferred securities retain their existing contractual and corporate rights.

ONE LEADERSHIP TEAM. ONE MANAGEMENT PHILOSOPHY. ONE COMMITMENT TO LONG-TERM SHAREHOLDER VALUE.

4. THE PURPOSE OF THE CHAIRMAN’S SHAREHOLDINGS — LONG-TERM OWNERSHIP AND FINANCIAL STRATEGY

The Chairman’s substantial common-share holdings represent more than a financial investment.

They reflect a deliberate long-term ownership philosophy built around economic participation, corporate development, financial flexibility and institutional growth.

DIRECT ECONOMIC ALIGNMENT WITH SHAREHOLDERS

The Chairman owns the same class of publicly traded common equity available to TXTM investors.

Accordingly, changes in the economic value of TXTM common stock directly affect his personally held investment.

This creates a substantial personal financial interest in the Company’s long-term performance.

The Chairman considers this alignment an important component of responsible corporate leadership.

LONG-TERM OWNERSHIP RATHER THAN SHORT-TERM DISTRIBUTION

The Chairman has accumulated and maintained his common-share position throughout the Company’s ongoing development, financial reporting and institutional engagement programmes.

His present intention is to retain his substantial ownership position while participating in the Company’s future growth.

Dr. Jamaloodeen stated: “I did not accumulate these shares with the objective of becoming a short-term seller. I acquired them because I believe in the value we are developing and the opportunities ahead. My intention is to remain invested and participate in the long-term development of ProText Mobility. I believe the greatest value of a substantial ownership position is its ability to participate in the growth of the underlying enterprise.”

PERSONAL FINANCIAL FLEXIBILITY WITHOUT NECESSARILY SELLING SHARES

The Chairman also recognises that substantial equity ownership may provide financial alternatives beyond the outright sale of securities.

Within established financial markets, qualifying securities may support secured financing, collateral-based lending and other institutional financial arrangements.

The Chairman intends to evaluate suitable personal financing opportunities consistent with his long-term ownership objectives.

Such arrangements, where commercially available and appropriately structured, could provide personal financial flexibility without requiring an immediate outright disposal of the underlying investment.

Dr. Jamaloodeen explained: “I do not believe that ownership and liquidity must always be mutually exclusive. Substantial equity ownership may create financial opportunities beyond simply selling shares. Where suitable institutional financial solutions are available, I intend to explore responsible alternatives that may provide personal financial flexibility while supporting my objective of remaining invested. My preference is to preserve ownership and participate in the long-term value we are working to create. I want to participate in the future of this Company, not simply trade its present. Any such arrangements would be personal financial transactions, subject to applicable legal requirements, institutional acceptance and commercial terms. They would remain separate from the Company’s own corporate capital requirements unless otherwise expressly agreed and disclosed.”

CORPORATE DEVELOPMENT AND MANAGEMENT CONTINUITY

A substantial continuing ownership position reinforces the Chairman’s economic commitment to ProText Mobility’s longer-term objectives.

These include the Company’s financial reporting programme, institutional relationships, proprietary technologies, underlying assets and proposed progression toward an appropriately regulated international securities exchange.

The Chairman considers his ownership position a long-term commitment to the enterprise and to the shareholders participating in its future.

5. CAPITAL STRUCTURE DISCIPLINE — NO PREFERRED CONVERSIONS AND NO DILUTION FROM THE CHAIRMAN’S PURCHASES

The Chairman’s common-share acquisition programme is particularly significant in the context of TXTM’s existing preferred-share structure.

The October 8, 2026, Form 4 separately reports the Chairman’s ownership of: 66,667 Series D Convertible Preferred Shares and 33,333 Series A Convertible Preferred Shares.

These securities retain their respective rights under the Company’s governing documentation.

However, Dr. Jamaloodeen confirms that he has never exercised their conversion provisions.

His substantial common-share holdings have instead been accumulated independently of those preferred-stock conversion rights.

The Company’s Chief Executive Officer, Mr. Dylon Du Plooy, has maintained the same non-conversion record.

Dr. Jamaloodeen stated: “Our common shareholders are important participants in this enterprise. We recognise the significance of their economic interests and the responsibility that comes with managing a public company’s capital structure. Neither our CEO nor I have converted our preferred shares into common stock. My personal accumulation of more than 831 million common shares has not resulted from preferred-share conversions. I have not sold my common shares. We have consistently demonstrated our preference for long-term ownership and responsible capitalization management. Our shareholders should be able to evaluate management’s actions, rather than relying exclusively on statements of intention.”

WHAT THIS MEANS FOR SHAREHOLDERS

The Chairman’s acquisitions of previously outstanding common shares did not require ProText Mobility to issue additional common stock.

Accordingly:

THE CHAIRMAN’S REPORTED COMMON-SHARE PURCHASES DID NOT CREATE ADDITIONAL COMMON SHARES OR DILUTE EXISTING SHAREHOLDERS THROUGH NEW SHARE ISSUANCE.

Furthermore, neither the Chairman nor CEO has increased the Company’s outstanding common-share count through the exercise of their respective preferred conversion rights.

Management’s accumulation and retention of existing common shares represent a different economic approach from increasing common-share holdings through the issuance of securities upon conversion.

The Company remains focused on responsible capitalization management, transparent disclosure and the careful evaluation of material transactions affecting shareholder interests.

6. PRESERVING SHAREHOLDER INTERESTS — CORPORATE STRUCTURE AND REGULATED-EXCHANGE STRATEGY

ProText Mobility remains committed to pursuing corporate development strategies intended to preserve shareholder interests while strengthening the Company’s institutional standing.

The Chairman reiterates that sustainable enterprise value must be developed through underlying assets, commercial operations, financial reporting, proprietary technologies, governance and institutional execution.

The Company is not pursuing a reverse stock split merely to achieve an artificial increase in the nominal trading price of its common shares.

NO REVERSE STOCK SPLIT IS BEING ANNOUNCED OR PROPOSED AS PART OF THIS OWNERSHIP UPDATE.

Management remains focused on strengthening the Company’s fundamentals rather than relying on share-price engineering as a substitute for operational progress.

ProText continues evaluating its intended transition toward an appropriately regulated international securities exchange.

The Company’s strategy is to preserve its corporate identity, operating assets, intellectual property and shareholder interests while pursuing an appropriate listing pathway.

Any future capitalization measures considered necessary for a regulated-exchange listing would require separate evaluation, applicable approvals and appropriate shareholder disclosures.

The Company’s objective remains consistent:

BUILD FUNDAMENTAL ENTERPRISE VALUE.

PRESERVE SHAREHOLDER ALIGNMENT.

ADVANCE TOWARD REGULATED CAPITAL MARKETS.

7. PERSONAL OWNERSHIP AND TXTM’S INSTITUTIONAL FUTURE

The Chairman’s substantial personal ownership position should also be considered alongside ProText Mobility’s advancing institutional strategy.

The Company continues developing a coordinated framework involving:

International financial reporting and IFRS audit readiness.

Independent asset verification and valuation.

Biotechnology, pharmaceutical and agricultural infrastructure.

Proprietary intellectual property and technology platforms.

Real-world asset development.

Permissioned digital-asset technology.

Institutional custody, compliance and governance.

International financial connectivity.

Regulated securities exchange opportunities.

These initiatives form part of the Company’s broader objective of developing an institutionally ready enterprise capable of participating in sophisticated international capital markets.

ABSA DIGITAL-ASSET CUSTODY PILOT — AN INSTITUTIONAL MILESTONE

On September 28, 2026, ProText announced that ABSA Bank had confirmed Dr. Jamaloodeen’s participation as its first pilot client in ABSA’s digital-asset custody onboarding process.

This development was subsequently included in the Company’s voluntary Form 8-K accepted by the SEC on September 30, 2026.

The pilot represents progress in ProText’s broader strategy of connecting qualifying real-world assets, proprietary technology and digital financial infrastructure with institutional custody capabilities.

The programme addresses operational, governance, risk and compliance requirements associated with digital-asset custody.

Together with the Company’s previously disclosed SVLT infrastructure and international asset-development initiatives, the ABSA pilot forms part of ProText’s longer-term institutional roadmap.

The Chairman’s personal ownership philosophy reflects a similar emphasis on long-term asset stewardship, capital preservation and the responsible evaluation of financial alternatives.

The Company’s digital-asset initiatives and the Chairman’s personally held securities remain distinct, with their respective rights, obligations and financial arrangements addressed independently.

The wider strategic objective is to establish ProText Mobility as an enterprise capable of participating in increasingly sophisticated international financial markets.

THE INSTITUTIONAL ROADMAP CONTINUES TO ADVANCE.

8. WHAT MANAGEMENT OWNERSHIP MEANS FOR TXTM SHAREHOLDERS

The Chairman’s substantial personal investment and the unified management philosophy shared with the CEO reinforce several important corporate objectives.

MANAGEMENT ACCOUNTABILITY

The Chairman’s personal financial interests are directly connected to the performance of the Company’s common equity.

This reinforces the economic relationship between management decisions and shareholder outcomes.

LONG-TERM COMMITMENT

The Chairman’s continuing acquisition and retention of common shares demonstrate his personal conviction in the Company’s strategic direction.

His investment strategy remains focused on long-term ownership and enterprise development.

CAPITAL STRUCTURE DISCIPLINE

Neither the Chairman nor CEO has converted preferred shares into common stock.

The Chairman’s disclosed common-share accumulation has been achieved through acquisitions of existing securities rather than the exercise of preferred conversion rights.

INSTITUTIONAL CREDIBILITY

Transparent management ownership disclosures form part of the governance information that prospective institutional investors, financial institutions and potential exchange partners may evaluate.

MANAGEMENT CONTINUITY

The Chairman’s substantial equity position reinforces his economic participation in the Company’s future and supports his stated intention to remain committed to its development.

SHAREHOLDER PARTICIPATION

The Chairman’s common-share ownership connects his personal financial interests with those of the Company’s other common shareholders.

ProText recognises that sustainable shareholder value must ultimately be supported by corporate execution, measurable business development, institutional readiness and responsible management of shareholder capital.

MANAGEMENT OWNERSHIP DEMONSTRATES ALIGNMENT.

CORPORATE EXECUTION MUST DELIVER THE RESULTS.

9. RECOGNISING OUR SHAREHOLDERS — PATIENCE, RESPECT AND ACCOUNTABILITY

ProText recognises that its shareholder community has played an important role throughout the Company’s development.

Shareholders have followed the Company’s progress through financial reporting initiatives, international engagements, technology development, asset evaluations and institutional milestones.

Their continued participation reflects an interest in the Company’s long-term potential, notwithstanding the uncertainties inherent in developing an emerging international enterprise.

The Chairman acknowledges that shareholders reasonably expect corporate progress to translate into measurable outcomes.

Dr. Jamaloodeen stated: “To our longstanding shareholders, I want to express my personal gratitude. Many of you have followed this Company through periods of considerable uncertainty. Many have taken the time to understand the complexity of what we are developing. Some have questioned our timelines, challenged our assumptions or asked why certain milestones have taken longer than anticipated. Those questions are legitimate. Loyalty does not mean silence, and shareholder solidarity does not mean the absence of accountability. We welcome constructive engagement. We understand that confidence must be earned and maintained. We also understand that announcements alone do not create lasting enterprise value. That requires execution. The completion of financial reporting. The verification of underlying assets. The development of institutional relationships. The successful commercialisation of opportunities. And the responsible progression toward regulated capital markets. Our commitment is to continue working toward those objectives. Your confidence is meaningful to us, and we recognise our responsibility to justify it through results. We do not ask our shareholders for blind faith. We recognise our obligation to earn confidence through execution.”

10. THE ROADMAP CONTINUES — FINANCIAL REPORTING, INSTITUTIONAL READINESS AND UPLISTING

ProText Mobility continues advancing its previously disclosed corporate development programme.

The Company has completed its 2022 and 2023 financial audits and is progressing its 2024 and 2025 IFRS audit programme.

The IFRS initiative is intended to strengthen international financial comparability, support the appropriate accounting treatment of qualifying assets and advance institutional due-diligence readiness.

The Company also continues evaluating international regulated-exchange listing opportunities as part of its broader capital-markets strategy.

Its principal priorities include:

FINANCIAL REPORTING

Completion of the outstanding IFRS audit and financial reporting programme.

ASSET VALUATION AND VERIFICATION

Continued development and independent assessment of qualifying underlying assets, technologies and intellectual property.

INSTITUTIONAL READINESS

Strengthening corporate governance, compliance capabilities, financial infrastructure and institutional relationships.

REAL-WORLD ASSET DEVELOPMENT

Progressing qualifying agricultural, biotechnology, pharmaceutical, environmental and related commercial opportunities.

DIGITAL INFRASTRUCTURE

Continued development of the Company’s proprietary technology and institutional digital-asset initiatives.

REGULATED-EXCHANGE STRATEGY

Advancing an appropriate international regulated-exchange pathway intended to preserve the Company’s underlying enterprise and shareholder interests.

The Chairman emphasised that these priorities are complementary components of one strategic development programme.

THE OBJECTIVE IS TO BUILD AN INSTITUTIONALLY READY ENTERPRISE SUPPORTED BY SUSTAINABLE UNDERLYING VALUE.

11. STRENGTHENING OUR GLOBAL SHAREHOLDER COMMUNITY — AN INVITATION TO CONNECT

ProText Mobility recognises the importance of maintaining meaningful communication with its global shareholder community.

As part of its expanding digital communications and investor-engagement strategy, the Company recently launched its official TikTok presence.

The platform provides an additional opportunity for shareholders, prospective investors and the wider public to follow the Company’s journey, discover its initiatives and engage with its broader vision.

OFFICIAL PROTEXT MOBILITY TIKTOK

https://www.tiktok.com/@protext.mobility

The Company’s social media presence complements its corporate website, investor-relations infrastructure, regulatory disclosures and established public communications.

Through these channels, ProText intends to make its corporate journey more accessible by sharing perspectives on its technologies, underlying assets, international relationships, institutional milestones and long-term objectives.

The Company warmly invites shareholders and interested members of the public to visit its TikTok page, follow its activities, explore its content and participate in constructive dialogue.

Dr. Jamaloodeen stated: “Our shareholders are more than names on a share register. They are people from different communities, countries, backgrounds and walks of life who share an interest in the future of ProText Mobility. I want us to strengthen that connection. Communication should not simply be about issuing announcements. It should also be about creating understanding, encouraging participation, listening to different perspectives and building a community connected by mutual respect. That is why I warmly invite every shareholder to visit our official ProText Mobility TikTok page. Follow our journey. Explore what we are building. Share your thoughts. Ask questions. Engage constructively. And help us make our growing community one in which people feel welcomed, respected and informed. Whether you hold one share or millions, your voice deserves respect. Ubuntu teaches us that our humanity is connected. Simunye reminds us that unity is our strength. And through meaningful engagement, mutual encouragement and simple acts of kindness, we can bring those principles into everyday life. We want to build more than an enterprise. We want to cultivate a community united by purpose, strengthened by understanding and guided by mutual respect.”

Material corporate information will continue to be communicated through the Company’s established public disclosure channels.

JOIN OUR JOURNEY.

BE PART OF THE CONVERSATION.

HELP US BUILD A COMMUNITY THAT REFLECTS OUR SHARED VALUES.

12. UBUNTU, SIMUNYE AND RAOK — OUR SHARED HUMANITY, OUR SHARED PURPOSE

The Chairman believes that the relationship between management and shareholders should extend beyond financial participation to encompass mutual respect, human dignity, compassion and a shared sense of responsibility.

Three principles express this philosophy:

UBUNTU — I AM BECAUSE YOU ARE.

SIMUNYE — WE ARE ONE.

RAOK — RANDOM ACTS OF KINDNESS.

Ubuntu reflects the interconnectedness of humanity and the belief that individual progress is shaped by the contributions and wellbeing of others.

Simunye expresses unity and collective purpose.

RAOK transforms these principles into practical, everyday acts of goodwill.

Together, these values form an important part of the Chairman’s leadership philosophy and his approach to the Company’s shareholder community.

Dr. Jamaloodeen stated: “Ubuntu is not merely a philosophy that I speak about. It is a principle by which I seek to live and lead. I AM BECAUSE YOU ARE. These words remind us that none of us achieves anything meaningful entirely alone. Our lives, our opportunities and our achievements are shaped by the people around us. In the context of ProText Mobility, this includes our shareholders, employees, management team, partners and the communities connected to our activities. Every contribution matters. Every individual deserves dignity and respect. Every person who has played a constructive role in our journey deserves recognition. SIMUNYE means WE ARE ONE. It reflects unity of purpose, solidarity and the responsibility we share in building something meaningful. But I believe these values must go beyond words. They must be reflected in the way we treat one another. That is where RAOK — RANDOM ACTS OF KINDNESS becomes so meaningful. Kindness costs nothing, yet its impact can be immeasurable. A simple gesture of goodwill. A word of encouragement. A helping hand. An act of compassion toward someone who may be facing difficulties we know nothing about. These simple actions can make a meaningful difference in another person’s life. Imagine the collective impact if every member of our growing global community embraced the spirit of Random Acts of Kindness. Not because we expect something in return. But simply because we have the opportunity to make someone’s day, circumstances or journey a little better. We want to build more than an enterprise. We want to cultivate a community united by purpose, strengthened by understanding and guided by mutual respect. A community that welcomes others. A community that encourages constructive dialogue. A community that recognises the importance of compassion, generosity and goodwill. A community that understands that although we may be shareholders in a publicly traded company, we are human beings first. These values transcend geography, culture, religion, nationality and financial circumstances. Ubuntu reminds us of our shared humanity. Simunye reminds us of our unity. And RAOK reminds us to transform those values into meaningful everyday action. UBUNTU GIVES MEANING TO OUR RELATIONSHIPS. SIMUNYE GIVES EXPRESSION TO OUR UNITY. RAOK BRINGS OUR HUMANITY INTO ACTION. And execution gives substance to our commitments. These values do not mean that every shareholder must agree with every management decision. They do not mean that legitimate questions should go unanswered. And they do not mean that management is relieved of its responsibility to deliver results. Quite the opposite. Ubuntu reminds me that leadership is inseparable from responsibility toward others. Simunye reminds me that our journey is connected. RAOK reminds me that even the smallest positive action can have an impact. And execution reminds me that our words must ultimately be supported by results.

“Our shareholders are not simply names on a register or figures on a capitalization table. They are people who have entrusted their capital, expectations and aspirations to the future of this enterprise. That responsibility is not lost on me. I do not want to stand apart from our shareholders. I WANT TO STAND ALONGSIDE THEM. That is why I have invested my own capital. That is why I remain substantially invested. And that is why I believe our future must be built on solidarity, accountability, kindness and execution. As we invite our global shareholder community to connect through our corporate communications and official TikTok platform, I encourage everyone to embrace this philosophy. Share knowledge. Encourage one another. Welcome new members. Respect differing opinions. Extend a helping hand wherever possible. And whenever the opportunity presents itself, perform a Random Act of Kindness. Let the ProText Mobility community become known not only for its shared vision and entrepreneurial ambition, but also for its humanity, generosity and goodwill. Because ultimately, the true measure of our collective achievements extends beyond financial success. It is also reflected in the positive difference we make in the lives of others. UBUNTU IS OUR PHILOSOPHY. SIMUNYE IS OUR UNITY. RAOK IS OUR ACTION.”

13. CHAIRMAN’S CLOSING MESSAGE — OUR COMMITMENT, OUR JOURNEY, OUR FUTURE

Dr. Jamaloodeen concluded: “To every ProText Mobility shareholder, wherever in the world you may be: Thank you. Thank you for your engagement. Thank you for your patience. Thank you for believing that meaningful enterprises can be developed through perseverance, innovation and a shared vision. I understand that the road has not always been easy. I understand that expectations are high. I understand that shareholders want to see the results of the work we have undertaken. And I share that determination. Today, I am not simply reporting ownership of 831,301,460 common shares. I am reaffirming my personal commitment to the future of the Company in which we are invested. I have not sold my common shares. I have not converted my preferred shares. Our Chief Executive Officer, Mr. Dylon Du Plooy, has likewise never converted his preferred shares. Not once. These decisions reflect a unified management philosophy. We believe in this Company. We believe in its people. We believe in its underlying assets, technologies, intellectual property, human capital, international relationships and institutional strategy. And we believe in the importance of building a sustainable enterprise capable of participating in regulated international capital markets. Our shareholders are not spectators in this journey. You are fellow owners of the enterprise we are working to build. Your confidence matters. Your concerns matter. Your expectations matter. And your participation deserves our respect. I remain substantially invested because I believe in the Company’s long-term future. I intend to continue working alongside our CEO and management team to pursue the objectives we have communicated.

“Our focus remains the completion of our financial reporting programme, the strengthening of our institutional foundations, the development of our underlying assets and the progression of our regulated-exchange strategy. We have much to accomplish. And we recognise that progress must ultimately be measured through delivery. Our commitment is not measured simply by the shares we hold. It is measured by the enterprise we build, the milestones we achieve and the long-term value we work to create. As we move forward, I want to leave every shareholder with three principles that are deeply meaningful to me. UBUNTU — I AM BECAUSE YOU ARE. SIMUNYE — WE ARE ONE. RAOK — RANDOM ACTS OF KINDNESS. Ubuntu reminds me that my journey is connected to yours. That leadership carries responsibility. That our achievements are shaped by the contributions of others. And that gratitude, dignity and mutual respect must remain central to everything we do. Simunye reminds us that although we come from different countries, backgrounds and circumstances, we share an interest in the future of this enterprise. RAOK reminds us that we all have the capacity to make a positive difference in someone’s life. Through kindness. Through compassion. Through generosity. And through the simple recognition of our shared humanity. I AM BECAUSE YOU ARE. Those words carry both gratitude and responsibility. To our shareholders who have remained engaged throughout this journey, I extend my sincere appreciation and continued commitment. Your confidence is recognised. Your patience is appreciated. And your place in the future of ProText Mobility is respected. Let us continue building an enterprise worthy of that confidence. Let us strengthen the relationships that connect us. Let us remain committed to responsible execution. And let us never lose sight of the humanity that gives meaning to our achievements. WE STAND TOGETHER. WE BUILD TOGETHER. WE MOVE FORWARD TOGETHER. THE ROADMAP IS MOVING. PATIENCE. GRATITUDE. UNITY. EXECUTION. UBUNTU — I AM BECAUSE YOU ARE. SIMUNYE — WE ARE ONE. RAOK — RANDOM ACTS OF KINDNESS.”

ABOUT PROTEXT MOBILITY, INC.

ProText Mobility, Inc. (OTC: TXTM) is a Delaware corporation pursuing international development opportunities across biotechnology, agricultural and pharmaceutical infrastructure, proprietary technologies, real-world assets and emerging digital financial infrastructure.

The Company’s strategic initiatives encompass proprietary live plant extraction technologies, active pharmaceutical ingredient development, agricultural biotechnology, digital-asset systems, institutional financial frameworks and international commercial relationships.

ProText continues advancing its institutional-readiness strategy through financial reporting, corporate governance, independent asset verification, technology development and the evaluation of regulated international exchange-listing opportunities.

The Company’s broader objective is to connect qualifying underlying economic assets with appropriate technological, commercial and institutional financial infrastructure.

CONNECT WITH PROTEXT MOBILITY

ProText Mobility welcomes constructive engagement from its global shareholder community and interested members of the public.

Corporate Website:

https://protxtm.com/

Investor Relations:

https://protxtm.com/investor-relations/

Official TikTok:

https://www.tiktok.com/@protext.mobility

Official X Account:

@ProtextP

https://x.com/protextp

YouTube:

https://youtu.be/HdqCfyx-07Y

Official Instagram:

https://www.instagram.com/protext.mobility/

OTC Markets:

TXTM

SEC Form 4:

Accession No. 0001140361-26-039027

Accepted October 8, 2026

Previous SEC Form 8-K:

Accession No. 0001140361-26-038066

Accepted September 30, 2026

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of applicable securities laws, including statements regarding management’s ownership intentions, financing alternatives, capital structure, financial reporting, institutional relationships, technology development, real-world asset initiatives and potential regulated-exchange listings.

These statements reflect current expectations and objectives and involve risks, uncertainties, regulatory requirements, third-party dependencies and market conditions. Actual results and developments may differ materially from those expressed or implied.

Statements concerning the Chairman’s or CEO’s present investment and conversion intentions do not constitute irrevocable commitments or modifications of existing securities rights.

Potential personal financing arrangements depend upon the availability of suitable counterparties, acceptable commercial terms, applicable legal requirements and other relevant considerations. Secured financing may expose pledged securities to enforcement or sale under the terms of the relevant agreement.

No particular financing arrangement, exchange listing or future financial result is guaranteed.

Readers are encouraged to review the Company’s publicly available filings and disclosures for additional information concerning its operations, capital structure and applicable risks.

The Company undertakes no obligation to update forward-looking statements except as required by applicable law.

INVESTOR AND MEDIA RELATIONS

ProText Mobility, Inc.

Mr. Dylon Du Plooy, Chief Executive Officer

Dr. Ahmed Jamaloodeen, Chairman and President

Investor Relations:

info@protxtm.com

Corporate Website:

https://protxtm.com/

Official TikTok:

https://www.tiktok.com/@protext.mobility

X: @ProtextP

https://x.com/protextp

YouTube:

https://youtu.be/HdqCfyx-07Y

Official Instagram:

https://www.instagram.com/protext.mobility/

OTC MARKETS: TXTM

UBUNTU — I AM BECAUSE YOU ARE.

SIMUNYE — WE ARE ONE.

RAOK — RANDOM ACTS OF KINDNESS.

PATIENCE. GRATITUDE. UNITY. EXECUTION.